IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the Company and the Voting Trust as of the date first written above. CENTRAL BANCOMPANY, INC. By: Name: James K. Ciroli Title: Executive Vice President and Chief Financial Officer VOTING TRUST By: Name: S. Bryan Cook Title: Trustee By: Name: Robert M. Robuck Title: Trustee By: Name: Robert R. Hermann, Jr. Title: Trustee [Signature Page to Registration Rights Agreement] Docusign Envelope ID: CAB06340-2457-4696-B45A-EFCF357DB04C